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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):   AUGUST 11, 2000
                                                    ---------------


                          CASELLA WASTE SYSTEMS, INC.
           -----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    DELAWARE
           -----------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


         0-23211                                        03-0338873
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


25 Greens Hill Lane, P.O. Box 866
Rutland, Vermont                                           05701
---------------------------------------                   -------
(Address of Principal Executive Offices)                 (Zip Code)


                                 (802) 775-0325
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.           OTHER EVENTS.

On August 11, 2000, Casella Waste Systems, Inc. (the "Company") completed the sale of 55,750 shares of its Series A Convertible Preferred Stock ("the "Series A Preferred Stock") for approximately $55.8 million. The Company sold the Series A Preferred Stock pursuant to that certain Preferred Stock Purchase Agreement, dated as of June 28, 2000, by and among the Company and the Purchasers identified therein (the "Agreement").

Each share of Series A Preferred Stock issued in the transaction is convertible, at any time and from time to time, into shares of the Company's Class A Common Stock, at an initial conversion price of $14 per share. The conversion price is subject to adjustment if the Company (i) subdivides its common stock by effecting a stock split or stock dividend, or (ii) subject to certain exceptions, issues or sells additional shares of common stock or securities convertible into common stock for less than $14 per share. The Series A Preferred Stock accrues preferential dividends daily and on a cumulative basis at an annual rate of five percent (5%) of its liquidation value, as defined in the Agreement, payable quarterly in arrears in additional shares of Series A Preferred Stock through August 11, 2003 and thereafter, at the option of the Company, in either cash or additional shares of Series A Preferred Stock. At any time on or after the occurrence of a change of control and for a period of 30 days thereafter, holders of Series A Preferred Stock will have the right to require the Company to redeem all or a portion of their stock at a redemption price equal to its liquidation value. All outstanding shares of Series A Preferred Stock are subject to mandatory redemption by the Company on August 11, 2007 pursuant to the terms of the Agreement.

The Purchasers are entitled to nominate one person who shall be included among the Company's nominees for election to the Board of Directors as the Purchaser Director for so long as they hold at least 20% of the Class A Common Stock issued or issuable upon conversion of the Preferred Shares (the "Underlying Common Stock") and, so long as they own at least 20% of the Preferred Shares, the Purchasers shall have the right to designate one person to serve as Purchaser Observer. The holders of the Preferred Shares also are entitled to vote, as a class, with holders of common stock on each matter submitted to a vote of the Company's stockholders. Each share of Series A Convertible Preferred Stock has a number of votes equal to the number of shares of Class A Common Stock issuable upon conversion of a share of Series A Convertible Preferred Stock.

Pursuant to the terms of the Agreement, the Company filed a Certificate of Designation with the Secretary of State of Delaware, creating the Series A Convertible Preferred Stock. This Current Report on Form 8-K is being filed for the purpose of filing as exhibits the Agreement, the Certificate of Designation, a Registration Rights Agreement, dated August 11, 2000, by and among the Company and the Purchasers, the Second Amended and Restated By-Laws of the Company, as amended to date, and certain amendments to that Amended and Restated Revolving Credit and Term Loan Agreement, dated January 12, 1998, between the Company and Fleet National Bank (f/k/a BankBoston, N.A.). A copy of the Registrant's press release announcing the sale of the Series A Preferred Stock is attached as
Exhibit 99.1.



ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (c)      EXHIBITS.

         3.1 Second Amended and Restated By-laws of the Company, as amended to date.


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         4.1      Certificate of Designation creating Series A Convertible
                  Preferred Stock.

         10.1 Preferred Stock Purchase Agreement, dated as of June 28, 2000, by and among the Company and the Purchasers identified therein.

         10.2 Registration Rights Agreement, dated as of August 11, 2000, by and among the Company and the Purchasers identified therein.

         10.3 First Amendment to Amended and Restated Revolving Credit and Term Loan Agreement, dated December 14, 1999, between the Company and Fleet National Bank (f/k/a BankBoston, N.A.).

         10.4 Second Amendment to Amended and Restated Revolving Credit and Term Loan Agreement and Consent, dated December 14, 1999, between the Company and Fleet National Bank
                  (f/k/a BankBoston, N.A.).

         10.5 Third Amendment to Amended and Restated Revolving Credit and Term Loan Agreement and Consent, dated December 14, 1999, between the Company and Fleet National Bank
                  (f/k/a BankBoston, N.A.).

         10.6 Fourth Amendment to Amended and Restated Revolving Credit and Term Loan Agreement and Consent, dated December 14, 1999, between the Company and Fleet National Bank
                  (f/k/a BankBoston, N.A.).

         99.1 Press Release regarding Sale of Series A Preferred Stock of the Company dated August 16, 2000.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 18, 2000                      CASELLA WASTE SYSTEMS, INC.
                                            ---------------------------
                                            (Registrant)



                                            By:  /s/ John W. Casella
                                                 ----------------------------
                                                 John W. Casella
                                                 President and Secretary


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                                  EXHIBIT INDEX


Exhibit
Number                              DESCRIPTION
-------                             -----------


3.1 Second Amended and Restated By-laws of the Company, as amended to date.

4.1      Certificate of Designation creating Series A Convertible Preferred
         Stock.

10.1 Preferred Stock Purchase Agreement, dated as of June 28, 2000, by and among the Company and the Purchasers identified therein.

10.2 Registration Rights Agreement, dated as of August 11, 2000, by and among the Company and the Purchasers identified therein.

10.3 First Amendment to Amended and Restated Revolving Credit and Term Loan Agreement, dated December 14, 1999, between the Company and Fleet National Bank (f/k/a BankBoston, N.A.).

10.4 Second Amendment to Amended and Restated Revolving Credit and Term Loan Agreement and Consent, dated December 14, 1999, between the Company and Fleet National Bank (f/k/a BankBoston, N.A.).

10.5 Third Amendment to Amended and Restated Revolving Credit and Term Loan Agreement and Consent, dated December 14, 1999, between the Company and Fleet National Bank (f/k/a BankBoston, N.A.).

10.6 Fourth Amendment to Amended and Restated Revolving Credit and Term Loan Agreement and Consent, dated December 14, 1999, between the Company and Fleet National Bank (f/k/a BankBoston, N.A.).

99.1 Press Release regarding Sale of Series A Preferred Stock of the Company dated August 16, 2000.


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